
                                                              Exhibit 99.1 (a)

[LOGO] State Street (R)                                      Greenwich Capital Acceptance, Inc.
       Serving Institutional Investors Worldwide (SM)      GE ReREMIC Mortgage Trust Certificates
                                                                         Series 2001-1              Payment Date: January 25, 2002
                                                                              B342                  Record Date:  December 31, 2001

State Street Corporation
Corporate Trust
2 Avenue de Lafayette
Boston, MA 02111-1724

Trustee's Report to Certificateholders
Table of Content
----------------------------------------------------------------------------------------------------------------------------------
REPORT SECTIONS                                    PREPARER                     PAGE NUMBER
Distribution Date Statement                        Trustee                      1-3
Loan Portfolio Stratifications                     Trustee                      N/A
Loan Schedule                                      Trustee                      N/A
Comparative Financial Statement                    Servicer                     N/A
Delinquent Loan Status                             Servicer                     N/A
Historical Loss Report                             Servicer                     N/A
Historical Loan Modification Report                Servicer                     N/A
REO Status Report                                  Servicer                     N/A
Watch List                                         Servicer                     N/A
----------------------------------------------------------------------------------------------------------------------------------


Additional Report/File
----------------------------------------------------------------------------------------------------------------------------------
None
----------------------------------------------------------------------------------------------------------------------------------

State Street Information Delivery Vehicles
----------------------------------------------------------------------------------------------------------------------------------
Web Site:                                         http://corporatetrust.statestreet.com

For other information delivery requests:          informationdelivery@fmg-statestreet.com
----------------------------------------------------------------------------------------------------------------------------------


Deal-Specific Contacts
----------------------------------------------------------------------------------------------------------------------------------
Account Officer (trustee and paying agent questions):                           Vaneta Bernard          (617) 662-1310
Account Administrator (analytics and collateral questions):                     Mark Glenn              (617) 662-1278
Servicer
Special Servicer
----------------------------------------------------------------------------------------------------------------------------------

Rating Agency Contacts
----------------------------------------------------------------------------------------------------------------------------------
Duffs & Phelps Rating Co.           Fitch IBCA, Inc.            Moody's Investors Service        Standard & Poor's Rating Services
55 East Monroe Street               One State Street Plaza      99 Church Street                 55 Water Street
Chicago, Illinois 60603             New York, NY 10004          New York, NY 10007               New York, NY 10041
(312) 368-3100                      (212) 908-0500              (212) 553-0300                   (212) 438-2430
----------------------------------------------------------------------------------------------------------------------------------

This report has been prepared by, or is based on information furnished to State Street Bank and Trust Company ("State Street") by,
one or more third parties (e.g. Servicers, Master Servicer, etc.), and State Street has not independently verified information received from or prepared by any such third party. State Street shall not and does not undertake responsibility for the accuracy, completeness, or sufficiency of this report or the information contained herein for any purpose, and State Street makes no representations or warranties with respect thereto. The information in this report is presented here with the approval of the Issuer soley as a convience for the user, and should not be reiled upon withour further investigation by any user contemplating an investment decision with repsect to the related securities.



[LOGO] State Street (R)                                      Greenwich Capital Acceptance, Inc.
       Serving Institutional Investors Worldwide (SM)      GE ReREMIC Mortgage Trust Certificates
                                                                         Series 2001-1              Payment Date: January 25, 2002
                                                                              B342                  Record Date:  December 31, 2001

Trustee's Report to Certificateholders
Payment Summary
-----------------------------------------------------------------------------------------------------------------------------------
                  Pass-Through  Interest    Original        Beginning     Principal        Interest        Total        Ending
Class     CUSIP       Rate        Type      Balance          Balance        Paid            Paid           Paid         Balance
-----------------------------------------------------------------------------------------------------------------------------------
A-1     361588AA4     6.00%      Fixed   250,435,934.00  229,937,778.70  16,075,757.03  1,149,688.89  17,225,445.92  213,862,021.66
A-2     361588AB2     6.00%      Fixed    13,981,400.00   13,923,380.99      59,018.12     69,616.90     128,635.02   13,864,362.87
A-3     361588AC0     6.00%      Fixed    76,000,000.00   76,000,000.00           0.00    380,000.00     380,000.00   76,000,000.00
A-4     361588AD8     6.00%      Fixed     1,294,972.00    1,301,446.87           0.00          0.00           0.00    1,307,954.10
T       361588AE6     6.00%      Fixed       124,000.00      116,542.92       5,852.60        582.71       6,435.31      110,690.33
A-R     361588AF3     6.00%    Residual          100.00            0.00           0.00          0.00           0.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------
                                Totals:  341,836,406.00  321,279,149.48  16,140,627.75  1,599,888.50  17,740,516.25  305,145,028.96
                                       --------------------------------------------------------------------------------------------
                                         (1) represents net payment per certificate

     Certificate Component Classes
     ------------------------------------------------------------------------------------------------------------------------------
                   Pass-Through   Interest     Original       Beginning     Principal      Interest       Total           Ending
           Class       Rate          Type       Balance        Balance         Paid         Accrual        Paid           Balance
    -------------------------------------------------------------------------------------------------------------------------------
           A-3A       6.00%         Fixed   38,000,000.00   38,000,000.00       0.00      190,000.00   190,000.00     38,000,000.00
           A-3B       6.00%         Fixed   38,000,000.00   38,000,000.00       0.00      190,000.00   190,000.00     38,000,000.00
           A-4A       6.00%         Fixed      879,127.00      883,522.64       0.00        4,417.61         0.00        887,940.25
           A-4B       6.00%         Fixed      415,845.00      417,924.23       0.00        2,089.62         0.00        420,013.85
           T-A        6.00%         Fixed      104,986.18       97,549.40   5,831.94          487.75     6,319.69         91,717.46
           T-B        6.00%        Residual     19,013.82       18,993.52      20.66           94.97       115.63         18,972.86
    -------------------------------------------------------------------------------------------------------------------------------
                                            77,418,972.00   77,417,989.79   5,852.60      387,089.95   386,435.32     77,418,644.43
                                           ----------------------------------------------------------------------------------------

     Distributions per Certificate
     ------------------------------------------------------------------------------------------------
                         Beginning              Principal          Interest                Ending
           Class     Certificate Factor      Distribution(1)    Distribution(1)    Certificate Factor
    -------------------------------------------------------------------------------------------------
            A-1             0.918150103         64.1910958        4.5907505031          0.8539590076
            A-2             0.995850272          4.2211881        4.9792510049          0.9916290836
            A-3             1.000000000          0.0000000        5.0000000000          1.0000000000
            A-4             1.005000008          0.0000000        0.0000000000          1.0100250044
            T               0.939862296         47.1983684        4.6992741935          0.8926639275
            A-R             0.000000000          0.0000000        0.0000000000          0.0000000000
    -------------------------------------------------------------------------------------------------


[LOGO] State Street (R)                                      Greenwich Capital Acceptance, Inc.
       Serving Institutional Investors Worldwide (SM)      GE ReREMIC Mortgage Trust Certificates
                                                                         Series 2001-1              Payment Date: January 25, 2002
                                                                              B342                  Record Date:  December 31, 2001

Trustee's Report to Certificateholders
Principal Detail

----------------------------------------------------------------------------------------------------------------------
                                                                        Excess     Extraordinary
            Beginning        Principal      Principal    Accrual      Bankruptcy     Trust Fund      Total Principal
Class       Balance         Distribution   Shortfalls    Amount          Loss         Expense      Distribution Amount
----------------------------------------------------------------------------------------------------------------------
A-1       229,937,778.70   16,075,757.03        0.00        0.00         0.00             0.00         16,075,757.03
A-2        13,923,380.99       59,018.12        0.00        0.00         0.00             0.00             59,018.12
A-3        76,000,000.00            0.00        0.00        0.00         0.00             0.00                  0.00
A-4         1,301,446.87            0.00        0.00    6,507.23         0.00             0.00                  0.00
T             116,542.92        5,852.60        0.00        0.00         0.00             0.00              5,852.60
A-R                 0.00            0.00        0.00        0.00         0.00             0.00                  0.00
        --------------------------------------------------------------------------------------------------------------
Totals:   321,279,149.48   16,140,627.75        0.00    6,507.23         0.00             0.00         16,140,627.75
        --------------------------------------------------------------------------------------------------------------


------------------------------------------------
              Ending            Cumulative
Class         Balance         Realized Losses
------------------------------------------------
A-1         213,862,021.67             0.00
A-2          13,864,362.87             0.00
A-3          76,000,000.00             0.00
A-4           1,307,954.10             0.00
T               110,690.32             0.00
A-R                   0.00             0.00
        ----------------------------------------
Totals:     305,145,028.96             0.00
        ----------------------------------------


Interest Detail
-----------------------------------------------------------------------------------------------------------------------------------
              Accrued           Deferred   Interest  Current Interest  Prepayment    Unpaid      Total Interest      Cumulative
Class   Certificate Interest    Interest    Losses     Shortfalls       Premiums     Interest    Distr. Amount   Interest Shortfall
-----------------------------------------------------------------------------------------------------------------------------------
A-1             1,149,688.89        0.00       0.00             0.00         0.00        0.00      1,149,688.89                0.00
A-2                69,616.90        0.00       0.00             0.00         0.00        0.00         69,616.90                0.00
A-3               380,000.00        0.00       0.00             0.00         0.00        0.00        380,000.00                0.00
A-4                 6,507.23    6,507.23       0.00             0.00         0.00        0.00              0.00                0.00
T                     582.71        0.00       0.00             0.00         0.00        0.00            582.71                0.00
A-R                     0.00        0.00       0.00             0.00         0.00        0.00              0.00                0.00
        ---------------------------------------------------------------------------------------------------------------------------
Total:          1,606,395.73    6,507.23       0.00             0.00         0.00        0.00      1,599,888.50                0.00
        ---------------------------------------------------------------------------------------------------------------------------


                        Other Information

                        Available Funds for Distribution                        17,740,516.25

                        Priority Distribution                                   56,949.16
                        Amount

                        A-4A Component Accrual Distribution Amount              4,417.61

                        A-4B Component Accrual Distribution Amount              2,089.62
